UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2011

ONYX SERVICE & SOLUTIONS, INC.

(Exact Name of Registrant as specified in charter)

Delaware	333-165370	80-0513468
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

7337 Oswego Road Liverpool, NY 13090
(Address of Principal Executive Offices)

(315) 451-4822 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 22, 2011, Onyx Service & Solutions, Inc. (the “Company”) entered into and consummated a share exchange agreement with Blackstone Equity Partners PTE LTD (“Blackstone”), the sole shareholder of Southern GeoPower Corp., a Wyoming corporation (“SGPC”) and SGPC to acquire all the issued and outstanding shares of SGPC, in consideration for 11,000,000 newly issued restricted shares of the Company (the “Share Exchange”).

Additionally, pursuant to the share exchange agreement, on or before the closing date, the Company shall appoint the designees of SGPC to its board of directors and all directors not so designated shall resign from its board of directors. The Company’s newly constituted board of directors shall elect the officers of the Company and any other then existing executive officers of the Company shall resign.

Immediately after the closing of the Share Exchange, the Company has a total of 15,309,000 issued and outstanding shares of common stock. Upon issuance of 11,000,000 shares of the Company’s common stock to Blackstone,it became the Company’s largest shareholder, owning approximately 71.85% of the Company’s issued and outstanding common stock.

As a result of the Share Exchange, SGPC is now the Company’s wholly owned subsidiary.

The foregoing description of the principal terms of the share exchange agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the share exchange agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Share Exchange as described in Item 1.01 above, the Company issued a total of 11,000,000 restricted shares of its common stock to Blackstone in exchange for all the issued and outstanding shares of SGPC.

The shares issued to Blackstone in connection with the Share Exchange were not registered under the Securities Act of 1933, as amended (the “Act”). The issuance of these shares is exempt from the registration requirements of the Act pursuant to Section 4(2) and/or Section 506 of Regulation D of the Act and rules and regulations promulgated thereunder.These securities may not be transferred or sold absent registration under the Securities Act or an applicable exemption therefrom.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 22, 2011, the Company’s board of directors approved a change in itsfiscal year from November 30 to July 31.

Item 9.01 Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement, dated August 22, 2011, by and among the Company, Southern GeoPower Corp. and Blackstone Equity Partners PTE LTD

10.2	Promissory Note, dated March 4, 2010, by and among Southern Geo Power Corp. and Infinite Funding, Inc.

99.1

Audited Financial Statements of Southern Geo Power Corp. for the year ended July 31, 2011 and for the period from Inception (October 30, 2009) to July 31, 2010.

99.2

(a) Pro Forma Consolidated Balance Sheet of the Company as of November 30, 2010 and May 31, 2011.

(b) Pro Forma Consolidated Statements of Operations for the year ended November 30, 2010 and the 6 months ended May 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX SERVICE & SOLUTIONS, INC.

Dated: August 24, 2011	By:	/s/ Malcolm G. Burleson, Sr.
Malcolm G. Burleson, Sr.
Chief Executive Officer and Chief Financial Officer